SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 17, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


        Maryland                   1-12002                 23-2715194
     (State or other            (Commission             (I.R.S. Employer
jurisdiction of incorporation)   File Number)           Identification No.)



                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York           10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit Number             Description
-------------------        --------------------------------
99.1                       Financial and Operating Reporting Supplement for the
                            Quarter Ended December 31, 2003
99.2                       Press release dated February 17, 2004


ITEM 9. Regulation FD Disclosure

On February 17, 2004, the Registrant, Acadia Realty Trust, made available supplemental information concerning the ownership, operations and portfolio of the Registrant as of December 31, 2003. A copy of this supplemental information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 9. of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

ITEM 12. Results of Operations and Financial Condition

On February 17, 2004, the Registrant announced its consolidated financial results for the quarter and year ended December 31, 2003. A copy of the Registrant's earnings press release is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in Item 12. of this report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACADIA REALTY TRUST
                                           (Registrant)


Date: February 17, 2004                 By: /s/ Michael Nelsen
                                           ------------------------------
                                            Name:  Michael Nelsen
                                            Title: Sr. Vice President and
                                                   Chief Financial Officer



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